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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2010, in this Amendment No. 8 to the Registration Statement (Form S-1 No. 333-164590) and related Prospectus of Douglas Dynamics, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP
Milwaukee, Wisconsin May 3, 2010

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm